SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported):    JANUARY 28, 2002



                         STARTRONIX INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



              DELAWARE                  1-9190             91-1263272
          (State or other            (Commission        (I.R.S. Employer
   jurisdiction of incorporation)    File Number)      Identification  No.)



                           27171 BURBANK ROAD
                         LAKE FOREST, CALIFORNIA          92610
              (Address of principal executive offices)  (zip code)


                                 (949) 581-9477
              (Registrant's telephone number, including area code)


                          10 CORPORATE PARK, SUITE 110
                            IRVINE, CALIFORNIA  92606
          (Former name or former address, if changed since last report.)


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ITEM  1.          CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.          ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.          BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable.

ITEM  4.          CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     The Company received, via facsimile, a letter dated January 28, 2002 from Strabala Ramirez & Associates, Inc., Independent Certified Public Accountants, the independent accountant previously engaged as the principal accountant to audit the financial statements of StarTronix International, Inc., wherein Strabala notified the Company that the client-auditor relationship between the Company and Strabala had ceased. Strabala Ramirez & Associates has ceased doing business. As Strabala Ramirez & Associates, Inc. terminated the relationship, the decision to change accountants was not approved by the Board of Directors of the Company or by any audit or similar committee thereof.

     The audit report of Strabala Ramirez & Associates, Inc. on the financial statements of StarTronix International, Inc. as of June 30, 1998 and 1999, and the related statements of operations, stockholders' equity (deficit) and cash flows for the years then ended (the "Audit Period") did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles, except the reports were modified to include an explanatory paragraph wherein they expressed substantial doubt about the Company's ability to continue as a going concern. During the Audit Period, and the period up to their resignation, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report. StarTronix has provided a copy of this disclosure to its former accountants, and StarTronix requested that the former accountants furnish them with letters addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Registrant, and, if not, stating the respects in which they do not agree. A copy of the former accountants' response indicating agreement is included as an exhibit to this report.

     The Company has not identified or engaged a replacement auditor to audit the financial statements of the Company.

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ITEM  5.          OTHER  EVENTS

     Not  applicable.

ITEM  6.          RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.          FINANCIAL  STATEMENTS

     Not  applicable.

ITEM  8.          CHANGE  IN  FISCAL  YEAR

     Not  applicable.

EXHIBITS

     16.1 Letter dated January 28, 2002, from Strabala Ramirez & Associates, Inc. confirming termination of the client-auditor relationship.

     16.2 Letter dated March 5, 2002, from Strabala Ramirez & Associates, Inc. regarding their concurrence with the statements made by the Registrant in this Current Report.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March  6,  2002                    StarTronix  International,  Inc.


                                           /s/ Greg Gilbert
                                           __________________________
                                           By:     Greg  Gilbert
                                           Its:    President

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